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Kodiak Oil & Gas Corp.
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On July 14, 2014, Kodiak Oil & Gas Corp. made the following presentation available on its website.

ENERGY + TECHNOLOGY = GROWTH This Highly Strategic Combination Creates Largest Bakken / Three Forks Producer Drives Higher Growth Drives Better Metrics DRAFT

2 Energy + Technology = Growth Forward-Looking Statements This communication contains statements that Whiting Petroleum Corporation (“Whiting”) and Kodiak Oil & Gas Corp. (“Kodiak”) believe to be “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934. All statements other than historical facts, including statements regarding the expected benefits of the proposed transaction to Whiting and Kodiak and their shareholders, the anticipated completion of the proposed transaction or the timing thereof, the expected future reserves, production, financial position, business strategy, revenues, earnings, costs, capital expenditures and debt levels of the combined company, and plans and objectives of management for future operations, are forward-looking statements. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, such statements. These risks and uncertainties include, but are not limited to: the ability to obtain shareholder, court and regulatory approvals of the proposed transaction; the ability to complete the proposed transaction on anticipated terms and timetable; Whiting’s and Kodiak’s ability to integrate successfully after the transaction and achieve anticipated benefits from the proposed transaction; the possibility that various closing conditions for the transaction may not be satisfied or waived; risks relating to any unforeseen liabilities of Whiting or Kodiak; oil and natural gas prices; level of success in exploration, development and production activities; the impacts of federal and state laws; the impacts of hedging on results of operations; uncertainty regarding future operating results and plans, objectives and expectations; and other risks described under the caption “Risk Factors” in Whiting’s and Kodiak’s Annual Reports on Form 10-K for the period ended December 31, 2013. Whiting and Kodiak assume no obligation, and disclaim any duty, to update the forward-looking statements in this communication.

Transaction overview

Consideration	• Whiting Petroleum Corporation ("Whiting") to acquire Kodiak Oil & Gas Corp. ("Kodiak") for 0.177x shares of Whiting per Kodiak share, implying $13.90 per Kodiak share based on Whiting's closing price as of July 11, 2014
Transaction value, enterprise value & key metrics	• Transaction equity value of $3.8bn, implying Equity Value / 2014E Cash Flow multiple of 4.8x • Transaction enterprise value of $6.0bn, implying Enterprise Value / 2014E EBITDAX multiple of 6.9x and Enterprise Value / 2014E Production multiple of ~$149,000 / Boepd[1]
Pro forma ownership & corporate governance	• Whiting shareholders will own ~71% and Kodiak shareholders will own ~29% of the combined company • Whiting will add 2 Kodiak directors to its Board • Combined company will be led by current Whiting senior management team
Key conditions & timing	• Whiting shareholder approval and Kodiak securityholder approval • Customary regulatory approvals • Closing expected in Q4 2014

[1] Based on mid-point of Kodiak public guidance

Energy + Technology = WHITING Growth

3

Strategic rationale

Creates leading Williston Basin operator	• Combined company will become the #1 Bakken/Three Forks producer: over 107,000 Boepd in Q1'14 • Combined 855k net acres, inventory of ~3,460 net future drilling locations, and 370 Mmboe of proved reserves in the Williston Basin
Drives higher growth	• Accelerated development of Kodiak resource base to drive production and cash flow growth • Expect to increase Kodiak's rig fleet from 7 to 12 operated rigs by Q4'15
Maintains leading oil-weighted platform	• Combined company will offer leading oil-driven growth profile (88% liquids/84% oil, 2014E production) • Continue to expect consistently strong EBITDAX margins from oil focus
Opportunity for meaningful production & operational synergies	• Complementary acreage positions allows for more efficient operations • Application of Whiting technological expertise to Kodiak asset base expected to enhance recoveries and reduce costs
Materially enhanced scale to support growth	• Combined company expected to have an initial enterprise value of approximately $17.8bn[1] and LQA EBITDAX of $2.8bn • Combined proved reserves of 606 Mmboe, 3P reserves of 1,220 Mmboe as of 12/31/13 and Q1'14 production of 134 Mboepd (80% in Bakken/Three Forks)
Stronger credit profile & financial flexibility	• All-stock transaction structure is credit enhancing • Strong balance sheet, with combined company at 1.6x debt / 2014E EBITDAX • Combined company has a borrowing base of $4.5bn with $3.5bn of commitments
Significant financial benefits to shareholders	• All-stock transaction structure allows both Whiting and Kodiak shareholders to participate in substantial combined company upside • Transaction is expected to be accretive to Whiting discretionary cash flow per share, earnings per share and production per share

[1] Combined Whiting & Kodiak enterprise values based on transaction value as of July 11, 2014

Energy + Technology = WHITING Growth

4

Expected benefits to Whiting Increases weighting of production from Bakken/TFS 80% of pro forma Q1 2014 production from Bakken/TFS 855,000 combined net acres, with an inventory of 3,460 net Williston Basin drilling locations Addition of complementary acreage position in area Whiting knows very well Significantly enhanced growth potential from accelerated development of Kodiak resource base Expect to increase Kodiak’s rig fleet from 7 to 12 operated rigs by Q4’15 Substantial present value benefit from acceleration Materially increased scale enhances relative positioning of company vs. peers and strengthens Whiting’s credit profile and financial flexibility All-stock transaction structure is credit enhancing Expected to be accretive in 2015 and increasingly accretive thereafter across all metrics Discretionary cash flow per share Earnings per share Production per share 5 Energy + Technology = Growth Calc back pocket CLR Bakken production

Expected benefits to Kodiak Kodiak shareholders will retain upside to Bakken/TFS development through ~29% ownership of the combined company Kodiak shareholders will own shares in a significantly larger company with a more diverse set of reserves and production, with complementary assets Exposure to leading positions in two of the fastest-growing oil-rich plays in the US: the Bakken and the Niobrara Significantly increases size and scale with greater access to capital for accelerated development Kodiak shareholders will participate in the benefit of operational and cost improvements provided by the combined asset base and operations Transaction expected to be tax-free to Kodiak’s US shareholders 6 Energy + Technology = Growth Additional commentary to come from Kodiak and Kodiak Advisors

Leading Williston Basin operator 7 Energy + Technology = Growth Source: Company presentations, filings and press releases 1 As of December 31, 2013 2 Rigs currently drilling on July 13, 2014 per NDIC 3 As of July 13, 2014, Whiting had two additional rigs moving and Kodiak had one additional rig moving, for a combined operated 21 rigs in the Williston Basin Acreage Overview (855,000 net acres) Rigs drilling in the Williston Basin (as of 7/13/14)2,3 Q1'14 Bakken / Three Forks Net Production (Mboepd)

Larger location inventory with significant opportunity to accelerate Williston Basin drilling program 8 Pro Forma Williston Basin Drilling Locations (Net) Energy + Technology = Growth 3,460 Potential Williston Basin net drilling locations increase by 158% 1,339 158% increase 1 Includes 2,639 Whiting and Kodiak locations at 12/31/2013, plus an additional 821 combined Whiting and Kodiak identified locations as of 06/30/2014

Continued production and reserve growth with oil-driven focus and strong margins 9 Reserves (Mmboe) Production (Mboepd) Energy + Technology = Growth YE 2013 88% liquids / 80% oil 64 88 119 152 2014E 88% liquids / 84% oil

Driving value from complementary acreage positions Central and Eastern Williston Basin 10 Combined 855,000 net acres in the core of Williston Basin Footprint in the sweet-spot of the Central and Eastern Williston Basin is strategically positioned to accelerate development of the combined acreage position Ability to drive production, reserve growth and operational efficiency across the position Energy + Technology = Growth Bakken Producer Three Forks Producer

Value creation via application of Whiting expertise and financial strength 11 Energy + Technology = Growth Reduction in Kodiak’s completed well costs ~ $700,000 per well Present value acceleration Expect to increase Kodiak’s rig fleet from 7 to 12 operated rigs by Q4’15 By Q4’15, combined 26 operated rigs, largest fleet in the Basin Completion efficiency New technologies and improved techniques Operational efficiency Economies of scale to drive reduced LOE Infrastructure Marketing scale Midstream expertise

Accelerated development plan to drive net asset value accretion 12 Kodiak Standalone Kodiak Pro Forma Energy + Technology = Growth Expect to increase Kodiak operated rig fleet from 7 to 12 rigs by Q4’15 driving substantial present value benefit

Enhances size and scale relative to oil-weighted peers 13 Enterprise Value ($bn) LQA EBITDAX2 ($bn) Energy + Technology = Growth Reserves (Mmboe) 1 Source: Company filings, equity research, Bloomberg, FactSet as of July 11, 2014 ¹ Combined Whiting & Kodiak enterprise values based on transaction value as of July 11, 2014 2 Please see appendix for reconciliation of non-GAAP financial measures 3 Based on mid-point of Whiting and Kodiak public guidance, and Bloomberg Consensus estimates for peers Delete HES, MRO, MUR Whiting to confirm Q1 2014 EBITDAX reconciliation Add % liquids below production Move LQA EBITDAX up to second Market data to be updated – UPDATED 7:21 7/11 (LJR) 2014E Production (Mboepd)3 % liquids 68% 62% 88% 52% 61% 83% 89% 48% 46% 87% 83% % liquids 68% 70% 88% 53% 56% 60% 88% 53% 95% 89% 88% 80% oil 83% oil 79% oil 88% oil 83% oil 84% oil

Substantial production and reserves, with increased Bakken/TFS weighting 14 Production (as of 3/31/14) 439 Mmboe 89% liquids 606 Mmboe 88% liquids + + Whiting Pro forma 167 Mmboe 83% liquids Kodiak TBU – Production by location, company to send Proved Reserves (as of 12/31/13) Energy + Technology = Growth 1 Northern Rockies production for Whiting includes 2.4 Mboepd of production outside of the Bakken/Three Forks 1 100 Mboepd 88% liquids 134 Mboepd 88% liquids 34 Mboepd 87% liquids

Strong combined balance sheet 15 Energy + Technology = Growth Pro Forma Capitalization at 3/31/14 ($mm) Cash¹ $422 RC Borrowings² $758 Whiting notes 6.500% sr nts due 2018 350 5.000% sr nts due 2019 1,100 5.750% sr nts due 2021 1,200 Unamortized premium on Whiting's 2021 notes 4 Kodiak notes 8.125% sr nts due 2019 800 Unamortized premium on Kodiak's 2019 notes 5 5.500% sr nts due 2021 350 5.500% sr nts due 2022 400 Total debt $4,966 Market capitalization5 $13,262 Total capitalization $18,228 Net capitalization (excludes cash) $17,806 Q1’14 annualized EBITDAX3,6 $2,802 Proved reserves (Mmboe)4 606 Proved developed reserves (Mmboe)4 330 Debt / Q1’14 annualized EBITDAX6 1.8x Debt / 2014E EBITDAX7 1.6x Debt / Total capitalization 27% Debt / Proved reserves (Mmboe)² $8.20 Debt / Proved developed reserves (Mmboe)² $15.07 1 Assumes cash on balance sheet as of 3/31/2014 2 Reflects $700mm of revolver drawings at Kodiak as of 3/31/2014 and $58mm of anticipated transaction expenses 3 As of 3/31/2014 4 As of 12/31/2013 5 Based on transaction value as of July 11,2014 6 Please see appendix for reconciliation of non-GAAP financial measures 7 2014E EBITDAX based on Wall Street consensus estimates *Whiting to confirm Q1’14 annualized EBITDAX

Significant pro forma liquidity 16 Energy + Technology = Growth Total Liquidity ($mm) $3,164 $1,606 1 Reflects $3,500mm of commitments minus $700mm of revolver drawings at Kodiak as of 3/31/2014 and $58mm of anticipated transaction expenses + $422mm cash = $3,164mm 1

Strategic rationale

Creates leading Williston Basin operator	• Combined company will become the #1 Bakken/Three Forks producer: over 107,000 Boepd in Q1'14 • Combined 855k net acres, inventory of ~3,460 net future drilling locations, and 370 Mmboe of proved reserves in the Williston Basin
Drives higher growth	• Accelerated development of Kodiak resource base to drive production and cash flow growth • Expect to increase Kodiak's rig fleet from 7 to 12 operated rigs by Q4'15
Maintains leading oil-weighted platform	• Combined company will offer leading oil-driven growth profile (88% liquids/84% oil, 2014E production) • Continue to expect consistently strong EBITDAX margins from oil focus
Opportunity for meaningful production & operational synergies	• Complementary acreage positions allows for more efficient operations • Application of Whiting technological expertise to Kodiak asset base expected to enhance recoveries and reduce costs
Materially enhanced scale to support growth	• Combined company expected to have an initial enterprise value of approximately $17.8bn[1] and LQA EBITDAX of $2.8bn • Combined proved reserves of 606 Mmboe, 3P reserves of 1,220 Mmboe as of 12/31/13 and Q1'14 production of 134 Mboepd (80% in Bakken/Three Forks)
Stronger credit profile & financial flexibility	• All-stock transaction structure is credit enhancing • Strong balance sheet, with combined company at 1.6x debt / 2014E EBITDAX • Combined company has a borrowing base of $4.5bn with $3.5bn of commitments
Significant financial benefits to shareholders	• All-stock transaction structure allows both Whiting and Kodiak shareholders to participate in substantial combined company upside • Transaction is expected to be accretive to Whiting discretionary cash flow per share, earnings per share and production per share

[1] Combined Whiting & Kodiak enterprise values based on transaction value as of July 11, 2014

Energy + Technology = WHITING Growth

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18 Energy + Technology = Growth Important Additional Information and Where to Find It This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of a vote or proxy. The proposed transaction anticipates that the Whiting shares will be exempt from registration under the United States Securities Act of 1933, as amended (the "Securities Act"), pursuant to Section 3(a)(10) of the Securities Act. Consequently, the Whiting shares will not be registered under the Securities Act or any state securities laws. In connection with the proposed transaction, Whiting and Kodiak intend to file relevant materials with the SEC and other governmental or regulatory authorities, including a joint proxy statement and circular. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT AND CIRCULAR AND ANY OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT Whiting, Kodiak AND THE PROPOSED TRANSACTION. The joint proxy statement and circular and certain other relevant materials (when they become available) and other documents filed by Whiting or Kodiak with the SEC may be obtained free of charge at the SEC’s website at http://www.sec.gov. In addition, investors may obtain copies of these documents (when they become available) free of charge by written request to Whiting Investor Relations, 1700 Broadway, Suite 2300, Denver, CO 80290-2300 or calling (303) 390-4051 or by written request to Kodiak Investor Relations, 1625 Broadway, Suite 250, Denver, CO 80202-2300 or calling (303) 592-8030. Participants in the Solicitation Whiting, Kodiak and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the executive officers and directors of Whiting and the number of shares of Whiting’s common stock beneficially owned by such persons is set forth in the proxy statement for Whitings’s 2014 Annual Meeting of Stockholders which was filed with the SEC on March 23, 2014, and Whiting’s Annual Report on Form 10-K for the period ended December 31, 2013. Information about the executive officers and directors of Kodiak and the number of Kodiak’s ordinary shares beneficially owned by such persons is set forth in the proxy statement for Kodiak’s 2014 Annual Meeting of Shareholders which was filed with the SEC on May 9, 2014, and Kodiak’s Annual Report on Form 10-K for the period ended December 31, 2013. Investors may obtain additional information regarding the direct and indirect interests of Whiting, Kodiak and their respective executive officers and directors in the transaction by reading the joint proxy statement and circular regarding the transaction when it becomes available.

Reconciliation of Net Income to EBITDAX EBITDAX ($ in Thousands) 19 EBITDAX Reconciliation: 2011 2012 2013 Q1 2014 Net Income (Loss). $ 491,628 $ 414,099 $ 366,003 $ 109,051 Amortization of Deferred Gain (13,937) (29,458) (31,737) (7,744) Gain on Sale of Properties (16,313) (3,423) (128,648) (10,559) Interest Income (208) (283) (1,134) (302) Depreciation, Depletion & Amortization. 468,203 684,724 891,516 235,265 Exploration. 45,861 59,117 94,755 24,122 Impairment 38,783 107,855 358,455 17,985 Stock Compensation 13,509 18,190 22,436 6,732 Interest Expense 62,516 75,210 112,936 42,144 Change in LT PPP (865) 13,824 (6,980) 3,636 Noncash (Gain) Loss on MTM Derivatives (63,093) (115,733) (20,830) 23,793 Income Taxes (Benefit) 288,691 247,912 205,868 76,361 EBITDAX Total $ 1,314,775 $ 1,472,034 $ 1,862,640 $ 520,484 Year Ended December 31, Energy + Technology = Growth